EXHIBIT 10(i)

                       Consent of KPMG Peat Marwick LLP.

                        Consent to Independent Auditors
                        -------------------------------

The Board of Directors
Great Northern Insured Annuity Corporation:

We consent to the use of our reports for Great Northern Insured Annuity Corporation included herein and GNA Variable Investment Account included in the Statement of Additional Information incorporated herein by reference (post-effective amendment no. 5 to Form N-4 of registration no. 33-78810) and to the references to our firm under the caption "Experts" in the prospectus.


                                        KPMG Peat Marwick LLP


Richmond, Virginia
April 24, 1998